Exhibit 99.1

CONTACT:	Robert Atkinson, Too, Inc.
Phone 614-775-3739
Too, Inc. Updates Fourth Quarter Earnings Outlook
NEW ALBANY, Ohio; January 4, 2006 — Too, Inc. said today that based on the net sales results for the nine week period ended December 31, 2005, it now expects earnings per diluted share for the fourth quarter ending January 28, 2006 to be in the range of $0.75 to $0.77, slightly below the company’s previous guidance of $0.80 to $0.82 per share. Too reported earnings per diluted share of $0.67 for the fourth quarter 2004.
The company explained that, given the expected fourth quarter comparable store sales increase of 4% to 5%, the low end of its prior guidance, it has been unable to leverage some of its expenses to the extent previously anticipated. The expected comparable sales increase anticipates a 3% to 4% comparable sales increase for the Limited Too division and a double-digit increase for the company’s Justice stores.
Too plans to release the operating results for the fourth quarter ending January 28, 2006 on Wednesday, February 15, 2006, before the opening of trading on the New York Stock Exchange.
About Too, Inc.
Too, Inc. (NYSE: TOO) is a leading specialty retailer for young girls. At Limited Too, the company sells sportswear, related accessories, and key lifestyle items for active, fashion-aware ‘tween (ages 7 to 14) girls. Limited Too currently operates 575 stores in 46 states and Puerto Rico, and has a select number of international franchised stores. Limited Too publishes a catalog coinciding with key ‘tween shopping times throughout the year and conducts e-commerce on its Web site, www.limitedtoo.com.
Justice is the company’s newer specialty retail concept for ‘tween girls, offering sportswear, key accessories and lifestyle items to value-conscious customers, predominantly in off-the-mall store locations. Justice currently operates 92 stores across the United States.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release contains various “forward-looking statements” specifically related to the company’s fourth quarter 2005 financial and operating results within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “expect,” “hope,” “risk,” “could,” “pro forma,” “potential,” “outlook,” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause our actual results for 2005 and beyond to differ materially from those expressed in the forward-looking statements. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this press release: changes in consumer spending patterns, consumer preferences and overall economic conditions; decline in the demand for our merchandise; the impact of competition and pricing; the effectiveness of our brand awareness and marketing programs; a significant change in the regulatory environment applicable to our business; risks associated with our sourcing and logistics functions; changes in existing or potential trade restrictions, duties, tariffs or quotas; currency and exchange risks; availability of suitable store locations at appropriate terms; ability to develop new merchandise; ability to hire and train associates; the potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere; acts of terrorism in the U.S. or worldwide; and other risks that may be described in other reports and filings we make with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included here will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us, as the management of the company. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Company Home Page: www.tooinc.com
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